POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 24, 2001


/s/ STEVEN E. SHEBIK
----------------------------------------
      Steven E. Shebik
      Director & Vice President
      (Principal Financial Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ MICHAEL J. VELOTTA
----------------------------------------
      Michael J. Velotta
      Director, Senior Vice President,
      Secretary and General Counsel

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ THOMAS J. WILSON, II
----------------------------------------
      Thomas J. Wilson, II
      Director, Chairman of the Board and
      President
      (Principal Executive Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ JOHN L. CARL
----------------------------------------
      John L. Carl
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ RICHARD I. COHEN
----------------------------------------
      Richard I. Cohen
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ EDWARD M. LIDDY
----------------------------------------
      Edward M. Liddy
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ J. KEVIN MCCARTHY
----------------------------------------
      J. Kevin McCarthy
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ C. RICHARD MOREHEAD
----------------------------------------
      C. Richard Morehead
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ KEVIN R. SLAWIN
----------------------------------------
      Kevin R. Slawin
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ CASEY J. SYLLA
----------------------------------------
      Casey J. Sylla
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ SAMUEL H. PILCH
----------------------------------------
      Samuel H. Pilch
      Controller and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ MARLA G. FRIEDMAN
----------------------------------------
      Marla G. Friedman
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ MARGARET G. DYER
----------------------------------------
      Margaret G. Dyer
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ ROBERT W. PIKE
----------------------------------------
      Robert W. Pike
      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001


/s/ JOHN C. LOUNDS
----------------------------------------
      John C. Lounds
      Director